                                 EXHIBIT 10.2

                 FIRST AMENDMENT TO CHANGE OF CONTROL AGREEMENT


     This First Amendment by and between Weatherford International Incorporated, a Delaware corporation (the "Company"), and Philip Burguieres (the "Executive"), dated as of February 11, 1994.

                                   RECITALS:

     A. The Company and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993 (the "Agreement") establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. Certain benefits previously approved by the Board of Directors of the Company were inadvertently omitted from the Agreement and such benefits are included in the Agreement by virtue of this Amendment.

     C. In addition, the parties have agreed to amend certain provisions of the Agreement dealing with the Executive's rights with respect to stock-related benefits and other benefits.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1.   Subsection 4(b) is hereby amended to include the following subsection
(ix):

          "(ix) Options/SARs. Upon the occurrence of a Change of Control pursuant to which the Company is not the survivor (or survives only as a subsidiary of another entity), the surviving corporation shall issue to the Executive options and tandem stock appreciation rights ("SARs"), if applicable, in substitution or replacement of all outstanding options or SARs issued pursuant to a Company stock option plan or the Company's Stock Appreciation Rights Plan, respectively, any such options and SARs to have terms and conditions similar to the terms of any such original options and SARs."

     2. Subsection 6(a)(i) is hereby amended by deleting the existing clause C and adding the following clauses C and D:

          "C. an amount equal to the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan (the "Retirement Plan") (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the

     Company's Retirement Plan immediately prior to the Effective Date), and any excess or supplemental retirement plan related to the Retirement Plan in which the Executive participates (together, the "SERP"), which the Executive would receive if the Executive's employment continued for three year(s) after the Date of Termination, assuming for this purpose that all accrued benefits are fully vested, and assuming that the Executive's compensation in each of the three year(s) is that required by Sections 4(b)(i) and 4(b)(ii), over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination, and

          D. an amount equal to three times the total of the Employer Matching Contribution credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and the Supplemental Matching Accrual credited under the Company's Supplemental Savings Plan (the "Excess Plan") during the 12-month period immediately preceding the month of the Executive's Date of Termination, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above;"

     3. Subsection 6(a)(iv) is hereby amended by deleting the existing language and adding the following language:

          "(iv) With respect to all options to purchase Common Stock held by the Executive pursuant to a Company stock option plan on or prior to the Date of Termination, irrespective of whether such options are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such options in exchange for a cash payment by the Company to the Executive in an amount equal the number of shares of Common Stock subject to the Executive's option multiplied by the difference between (x) and (y) where
     (y) equals the purchase price per share covered by the option and (x) equals the highest reported sale price of a share of Common Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the Executive's Date of Termination; and with respect to all stock appreciation rights ("SARs") held by the Executive granted under the Company's Stock Appreciation Rights Plan on or prior to the Date of Termination, irrespective of whether such SARs are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such SARs in exchange for a cash payment by the Company to the Executive in an amount equal to an amount equal to the number of SARs held by the Executive multiplied by the difference between (x) and (y) where (y) equals the fair market value of such SARs the date on which awarded and (x) equals the price set forth above. Such cash payments shall be made within 30 days after the date of the Executive's election; provided, however, that if the Executive's Date of Termination is within six months after the date of grant of a particular option or SAR held by the Executive and the Executive is subject to Section 16(b) of the Securities Exchange Act of 1934, any cash payments related thereto shall be made on the day which is six months and one day after the date of grant of such option or SAR. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make a Change of Control transaction ineligible for pooling of interests accounting treatment under APB No. 16 that but for this Section 6(a)(iv) would otherwise be eligible for such accounting treatment, the Executive shall receive shares of Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash, provided that any such shares of Common Stock so granted to the Executive shall be registered under the Securities Act of 1933; any options or SARs outstanding as of the Date of Termination and not then exercisable shall become fully exercisable as of the Executive's Date of Termination, and to the extent the Executive does not elect to surrender same for a cash payment (or the equivalent number of shares of Common Stock) as provided above, such options and SARs shall remain exercisable for seven months after the Executive's Date of Termination or until the stated expiration of the stated term thereof, whichever is shorter; restrictions applicable to any shares of Common Stock granted to the Executive under the Company's Restricted Stock Incentive Plan shall lapse, as of the date of the Executive's Date of Termination;"

     4. Subsection 6(a)(vi) is hereby amended by deleting the existing language and adding the following language:

          "(vi) The Company shall either transfer to the Executive ownership and title to the Executive's Company car at no cost to the Executive (other than income taxes owed) or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination an amount equal to three times the Executive's annual car allowance;"

     5. Subsection 6(a)(vii) is hereby renumbered Section 6(a)(viii) and the following language shall be inserted as Subsection 6(a)(vii):

          "(vii) All benefits under the Company's Retirement Plan, the SERP, the 401(k) Plan and the Excess Plan, and any other similar plans, not already vested shall be 100% vested, to the extent such vesting is permitted under the Code (as defined below); and"

     6. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                    WEATHERFORD INTERNATIONAL
                                    INCORPORATED


                                    By:
                                       -----------------------------


                                       -----------------------------
                                              Philip Burguieres

The following persons have entered into a First Amendment to Change of Control Agreement dated as of February 11, 1994 in the form attached hereto:

          James D. Green
          Gay S. Mayeux
          Jon Nicholson
          Weldon Walker

                 FIRST AMENDMENT TO CHANGE OF CONTROL AGREEMENT


     This First Amendment by and between Weatherford International Incorporated, a Delaware corporation (the "Company"), and ________________ (the "Executive"), dated as of February 11, 1994.

                                   RECITALS:

     A. The Company and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993 (the "Agreement") establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. Certain benefits previously approved by the Board of Directors of the Company were inadvertently omitted from the Agreement and such benefits are included in the Agreement by virtue of this Amendment.

     C. In addition, the parties have agreed to amend certain provisions of the Agreement dealing with the Executive's rights with respect to stock-related benefits and other benefits.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1.   Subsection 4(b) is hereby amended to include the following subsection
(ix):

          "(ix) Options/SARs. Upon the occurrence of a Change of Control pursuant to which the Company is not the survivor (or survives only as a subsidiary of another entity), the surviving corporation shall issue to the Executive options and tandem stock appreciation rights ("SARs"), if applicable, in substitution or replacement of all outstanding options or SARs issued pursuant to a Company stock option plan or the Company's Stock Appreciation Rights Plan, respectively, any such options and SARs to have terms and conditions similar to the terms of any such original options and SARs."

     2. Subsection 6(a)(i) is hereby amended by deleting the existing clause C and adding the following clauses C and D:

          "C. an amount equal to the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan (the "Retirement Plan") (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the

     Company's Retirement Plan immediately prior to the Effective Date), and any excess or supplemental retirement plan related to the Retirement Plan in which the Executive participates (together, the "SERP"), which the Executive would receive if the Executive's employment continued for one year(s) after the Date of Termination, assuming for this purpose that all accrued benefits are fully vested, and assuming that the Executive's compensation in each of the one year(s) is that required by Sections 4(b)(i) and 4(b)(ii), over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination, and

          D. an amount equal to one times the total of the Employer Matching Contribution credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and the Supplemental Matching Accrual credited under the Company's Supplemental Savings Plan (the "Excess Plan") during the 12-month period immediately preceding the month of the Executive's Date of Termination, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above;"

     3. Subsection 6(a)(iv) is hereby amended by deleting the existing language and adding the following language:

          "(iv) With respect to all options to purchase Common Stock held by the Executive pursuant to a Company stock option plan on or prior to the Date of Termination, irrespective of whether such options are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such options in exchange for a cash payment by the Company to the Executive in an amount equal the number of shares of Common Stock subject to the Executive's option multiplied by the difference between (x) and (y) where
     (y) equals the purchase price per share covered by the option and (x) equals the highest reported sale price of a share of Common Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the Executive's Date of Termination; and with respect to all stock appreciation rights ("SARs") held by the Executive granted under the Company's Stock Appreciation Rights Plan on or prior to the Date of Termination, irrespective of whether such SARs are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such SARs in exchange for a cash payment by the Company to the Executive in an amount equal to an amount equal to the number of SARs held by the Executive multiplied by the difference between (x) and (y) where (y) equals the fair market value of such SARs the date on which awarded and (x) equals the price set forth above. Such cash payments shall be made within 30 days after the date of the Executive's election; provided, however, that if the Executive's Date of Termination is within six months after the date of grant of a particular option or SAR held by the Executive and the Executive is subject to Section 16(b) of the Securities Exchange Act of 1934, any cash payments related thereto shall be made on the day which is six months and one day after the date of grant of such option or SAR. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make a Change of Control transaction ineligible for pooling of interests accounting treatment under APB No. 16 that but for this Section 6(a)(iv) would otherwise be eligible for such accounting treatment, the Executive shall receive shares of Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash, provided that any such shares of Common Stock so granted to the Executive shall be registered under the Securities Act of 1933; any options or SARs outstanding as of the Date of Termination and not then exercisable shall become fully exercisable as of the Executive's Date of Termination, and to the extent the Executive does not elect to surrender same for a cash payment (or the equivalent number of shares of Common Stock) as provided above, such options and SARs shall remain exercisable for seven months after the Executive's Date of Termination or until the stated expiration of the stated term thereof, whichever is shorter; restrictions applicable to any shares of Common Stock granted to the Executive under the Company's Restricted Stock Incentive Plan shall lapse, as of the date of the Executive's Date of Termination;"

     4. Subsection 6(a)(vi) is hereby amended by deleting the existing language and adding the following language:

          "(vi) The Company shall either transfer to the Executive ownership and title to the Executive's Company car at no cost to the Executive (other than income taxes owed) or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination an amount equal to one times the Executive's annual car allowance;"

     5. Subsection 6(a)(vii) is hereby renumbered Section 6(a)(viii) and the following language shall be inserted as Subsection 6(a)(vii):

          "(vii) All benefits under the Company's Retirement Plan, the SERP, the 401(k) Plan and the Excess Plan, and any other similar plans, not already vested shall be 100% vested, to the extent such vesting is permitted under the Code (as defined below); and"

     6. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                    WEATHERFORD INTERNATIONAL
                                    INCORPORATED


                                    By:
                                       -----------------------------


                                       -----------------------------

The following persons have entered into a First Amendment to Change of Control Agreement dated as of February 11, 1994 in the form attached hereto:

          James R. Burke
          M. E. Eagles
          Norman W. Nolen
          H. Suzanne Thomas

                 FIRST AMENDMENT TO CHANGE OF CONTROL AGREEMENT

     This First Amendment by and between Weatherford International Incorporated, a Delaware corporation (the "Company"), and ________________ (the "Executive"), dated as of February 11, 1994.

                                   RECITALS:

     A. The Company and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993 (the "Agreement") establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. Certain benefits previously approved by the Board of Directors of the Company were inadvertently omitted from the Agreement and such benefits are included in the Agreement by virtue of this Amendment.

     C. In addition, the parties have agreed to amend certain provisions of the Agreement dealing with the Executive's rights with respect to stock-related benefits and other benefits.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1.   Subsection 4(b) is hereby amended to include the following subsection
(ix):

          "(ix) Options/SARs. Upon the occurrence of a Change of Control pursuant to which the Company is not the survivor (or survives only as a subsidiary of another entity), the surviving corporation shall issue to the Executive options and tandem stock appreciation rights ("SARs"), if applicable, in substitution or replacement of all outstanding options or SARs issued pursuant to a Company stock option plan or the Company's Stock Appreciation Rights Plan, respectively, any such options and SARs to have terms and conditions similar to the terms of any such original options and SARs."

     2. Subsection 6(a)(i) is hereby amended by deleting the existing clause C and adding the following clauses C and D:

          "C. an amount equal to the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan (the "Retirement Plan") (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the

     Company's Retirement Plan immediately prior to the Effective Date), and any excess or supplemental retirement plan related to the Retirement Plan in which the Executive participates (together, the "SERP"), which the Executive would receive if the Executive's employment continued for two year(s) after the Date of Termination, assuming for this purpose that all accrued benefits are fully vested, and assuming that the Executive's compensation in each of the two year(s) is that required by Sections 4(b)(i) and 4(b)(ii), over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination, and

          D. an amount equal to two times the total of the Employer Matching Contribution credited to the Executive under the Company's 401(k) Savings Plan (the "401(k) Plan") and the Supplemental Matching Accrual credited under the Company's Supplemental Savings Plan (the "Excess Plan") during the 12-month period immediately preceding the month of the Executive's Date of Termination, such amount to be grossed up so that the amount the Executive actually receives after payment of any federal or state taxes payable thereon equals the amount first described above;"

     3. Subsection 6(a)(iv) is hereby amended by deleting the existing language and adding the following language:

          "(iv) With respect to all options to purchase Common Stock held by the Executive pursuant to a Company stock option plan on or prior to the Date of Termination, irrespective of whether such options are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such options in exchange for a cash payment by the Company to the Executive in an amount equal the number of shares of Common Stock subject to the Executive's option multiplied by the difference between (x) and (y) where
     (y) equals the purchase price per share covered by the option and (x) equals the highest reported sale price of a share of Common Stock in any transaction reported on the New York Stock Exchange during the 60-day period prior to and including the Executive's Date of Termination; and with respect to all stock appreciation rights ("SARs") held by the Executive granted under the Company's Stock Appreciation Rights Plan on or prior to the Date of Termination, irrespective of whether such SARs are then exercisable, the Executive shall have the right, during the 60-day period after the Date of Termination, to elect to surrender all or part of such SARs in exchange for a cash payment by the Company to the Executive in an amount equal to an amount equal to the number of SARs held by the Executive multiplied by the difference between (x) and (y) where (y) equals the fair market value of such SARs the date on which awarded and (x) equals the price set forth above. Such cash payments shall be made within 30 days after the date of the Executive's election; provided, however, that if the Executive's Date of Termination is within six months after the date of grant of a particular option or SAR held by the Executive and the Executive is subject to Section 16(b) of the Securities Exchange Act of 1934, any cash payments related thereto shall be made on the day which is six months and one day after the date of grant of such option or SAR. Notwithstanding the foregoing, if any right granted pursuant to the foregoing would make a Change of Control transaction ineligible for pooling of interests accounting treatment under APB No. 16 that but for this Section 6(a)(iv) would otherwise be eligible for such accounting treatment, the Executive shall receive shares of Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder in substitution for the cash, provided that any such shares of Common Stock so granted to the Executive shall be registered under the Securities Act of 1933; any options or SARs outstanding as of the Date of Termination and not then exercisable shall become fully exercisable as of the Executive's Date of Termination, and to the extent the Executive does not elect to surrender same for a cash payment (or the equivalent number of shares of Common Stock) as provided above, such options and SARs shall remain exercisable for seven months after the Executive's Date of Termination or until the stated expiration of the stated term thereof, whichever is shorter; restrictions applicable to any shares of Common Stock granted to the Executive under the Company's Restricted Stock Incentive Plan shall lapse, as of the date of the Executive's Date of Termination;"

     4. Subsection 6(a)(vi) is hereby amended by deleting the existing language and adding the following language:

          "(vi) The Company shall either transfer to the Executive ownership and title to the Executive's Company car at no cost to the Executive (other than income taxes owed) or, if the Executive receives a monthly car allowance in lieu of a Company car, pay the Executive a lump sum in cash within 30 days after the Executive's Date of Termination an amount equal to two times the Executive's annual car allowance;"

     5. Subsection 6(a)(vii) is hereby renumbered Section 6(a)(viii) and the following language shall be inserted as Subsection 6(a)(vii):

          "(vii) All benefits under the Company's Retirement Plan, the SERP, the 401(k) Plan and the Excess Plan, and any other similar plans, not already vested shall be 100% vested, to the extent such vesting is permitted under the Code (as defined below); and"

     6. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                    WEATHERFORD INTERNATIONAL
                                    INCORPORATED


                                    By:
                                       -------------------------------



                                       -------------------------------